UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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The Finance Company of Pennsylvania
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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400 MARKET STREET, SUITE 425
PHILADELPHIA, PENNSYLVANIA 19106
TELEPHONE: 215-351-4778

NOTICE OF ANNUAL COMPANY SHAREHOLDERS MEETING
TO BE HELD ON APRIL 19, 2017

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Finance Company of Pennsylvania, a Pennsylvania corporation, will be held at the Philadelphia Club, 1301 Walnut Street, Philadelphia, Pennsylvania 19107, on Wednesday, April 19, 2017 at 10:30 A.M., Local Time, for the following purposes:

Proposal 1.	To elect two directors to hold office for a term of three years and until their successors are duly elected and qualified.

Proposal 2.	To transact such other business as may properly come before the Meeting or any adjournment thereof; all as set forth in the Proxy Statement accompanying this Notice.

The stock transfer books of the Company will not be closed but, in lieu thereof, the Board of Directors has fixed the close of business on March 3, 2017, as the record date for the determination of stockholders who will be entitled to notice of, and to vote at, the Meeting.

By order of the Board of Directors,
DORANNE H. CASE Assistant Secretary/Treasurer

Dated: March 17, 2017

If you do not expect to be present at the Meeting but wish your stock to be voted, please date, fill in and sign the enclosed form of Proxy and mail it in the enclosed stamped envelope. It is important that Proxies be returned promptly.

THIS PAGE INTENTIONALLY LEFT BLANK

400 MARKET STREET, SUITE 425
PHILADELPHIA, PENNSYLVANIA 19106
TELEPHONE: 215-351-4778

PROXY STATEMENT
for the
Annual Company Shareholders Meeting, April 19, 2017

Important Notice Regarding the Availability of Proxy Materials for the Annual Company Shareholders Meeting to be held on April 19, 2017. The Notice of the Annual Meeting and this Proxy Statement are available at http://www.gofilepoint.com/fincopa/.

INTRODUCTION

Purpose. We are furnishing this Proxy Statement in connection with the solicitation of proxies by the Board of Directors of the Finance Company of Pennsylvania (the “Company”) for use at its Annual Company Shareholders Meeting. The Meeting will be held at the Philadelphia Club, 1301 Walnut Street, Philadelphia, Pennsylvania 19107, on April 19, 2017 at 10:30 a.m., Local Time. We first sent this Proxy Statement, the notice of the Meeting and the enclosed form of Proxy to shareholders on or about March 17, 2017. Shareholders are invited to attend the Meeting and vote in-person. Any shareholder who does not expect to attend the Meeting is urged to execute and return the enclosed form of Proxy following the instructions set forth herein.

Annual Report. We will furnish, without charge, a copy of the Company’s most recent annual report to any stockholder upon written request to Doranne H. Case at the Company’s address or by calling the Company at the telephone number at the top of this page. You may call collect if making a telephone request.

Proxy Instructions. If you execute and return the enclosed form of Proxy, the shares represented by it will be voted, unless otherwise directed, on all matters that properly come before the Meeting for a vote. If you specify on the Proxy, your shares will be voted in accordance with those instructions. If you give no instruction on the Proxy, the shares represented by the Proxy will be voted in accordance with the recommendation of the Board of Directors with respect to each proposal.

Quorum. In order to act upon the proposals, a quorum is required to be present at the Meeting. Any lesser number of shares, however, is sufficient for adjournments. A quorum is constituted by the presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company entitled to vote.

Abstentions, Withheld Votes and Broker Non-Votes. Proxies marked as abstaining (including proxies containing broker non-votes) will be counted as present for purposes of establishing a quorum. In certain cases where a stockholder fails to return a proxy card for shares of Common Stock held in brokerage accounts, a broker is permitted to submit the proxy card on behalf of the stockholder to cast votes for or against certain proposals generally as determined under the rules of the New York Stock Exchange. A broker non-vote occurs when a broker is prohibited by law from exercising discretionary authority on behalf of the stockholder to vote for or against a proposal. Pursuant to Pennsylvania law, the terms “voting” or “casting a vote” do not include either the act of abstaining or failing to vote. Thus, abstentions and broker non-votes are not counted either in the tally of votes “for” or “against” a director nominee. A “withheld” vote is the equivalent of an abstention.

Revocation. You may revoke the Proxy at any time prior to it being voted at the Annual Meeting by notice of revocation given to the Company at or before the Meeting, by the execution of a later-dated Proxy or by voting at the Meeting.

Cumulative Voting. As of March 3, 2017, the Company had outstanding 39,791 shares of Common Stock, each share being entitled to one vote except in the case of election of directors in which event shares may be voted cumulatively, when applicable. Under cumulative voting, a stockholder’s total vote (which is the total number of shares held multiplied by the number of each class of directors to be elected) may be cast entirely for one nominee or split between both nominees. To vote cumulatively, you must write the words “cumulate for” followed by the name of the nominee or nominees selected on the line provided under Proposal 1 of the Proxy. The Board of Directors is also soliciting discretionary authority to cumulate votes.

Record Date. The close of business on March 3, 2017 has been fixed as the record date for the determination of your right to receive notice of, and to vote at, the Meeting.

Required Vote. To approve Proposal 1, a majority vote of the shares of the Company represented at the Meeting, in person or by proxy, is required to elect a nominee a Director of the Company.

Shareholder Proposals. Any stockholder wishing to present a proposal, including a nomination of a director, to the Company’s Board of Directors for its consideration of whether to include such proposal on the agenda of the Annual Company Shareholders Meeting on April 18, 2018, must submit the proposal to the Company, at 400 Market Street, Suite 425, Philadelphia, Pennsylvania 19106. The Company must receive the proposal by November 3, 2017. Timely submission of a proposal does not necessarily mean that such proposal will be included in the Company’s proxy statement.

Communications with the Board. Stockholders wishing to submit written communications to the Board or an individual Director should send their communications to the attention of such Director or the Board at the Company’s address. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board is divided into three classes in respect to their terms of office. The terms of the Directors are staggered so that each class of Directors shall be as nearly equal in number as possible. The terms of the members of at least one class expire each year. One class is standing for reelection at the 2017 Annual Meeting. The Board recommends the reelection of Charles E. Mather III and Henry F. Reichner, each of whom is currently a member of the Board, for three year terms ending 2020. Messrs. Mather III and Reichner were most recently elected to the Board by a vote of the shareholders on April 16, 2014 for a three year term ending 2017.

It is the intention of the persons named in the enclosed Proxy to vote as directed by shareholders for the election of Messrs. Mather III and Reichner, who have consented to serve if elected. Should they become unable to accept nomination or election (which management does not expect), it is the intention of the persons named as proxies in the enclosed Proxy to vote for the election of such other persons as management may recommend. Proxies can be voted only for the number of persons named as nominees in the enclosed Proxy, which is two. Information regarding Messrs. Mather III and Reichner and the other directors (including those who are executive officers of the Company) follows:

Name, Address[1], Position(s) Held with the Company, and Age	Expiration of Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Director
Interested Directors[2]
Charles E. Mather III Director and President Age: 82	2017 36 years	President and Director of Mather Brothers Company, with which he has been associated for more than five years	None	1
Charles E. Mather IV Director Age: 56	2016 2 years	Managing Director & Head of Equity Capital Markets at BTIG, LLC since May 2015. Formerly, Head of Private & Alternative Capital Group, and Co-Head of Equity Capital Markets at Janney Montgomery Scott.	Director, Tonix Pharmaceuticals Holding Corp.	1
Non-Interested Directors
Jonathan D. Scott Director Age: 64	2018 27 years	Partner, Veritable, L.P. (investment consulting firm). Formerly, Senior Vice President, PNC Bank Corp.	None	1
Henry F. Reichner Director Age: 56	2017 3 years	Attorney & Partner, Reed Smith LLP, with which he has been associated for more than 5 years.	None	1
Brendan H. O’Malley Director Age: 49	2016 2 years	Vice President of Information Technology, Aramark. Formerly, Chief Information Officer, NSM Insurance Group. Formerly Corporate Vice President, Mergers and Business Process Integration, Flowers Foods/Tastykake.	None	1

Name, Address[1], Position(s) Held with the Company, and Age	Length of Time Served	Principal Occupation(s) DuringPast 5 Years
Executive Officers
Robert A. McLaughlin Treasurer Age: 46	2 years	Treasurer, The Finance Company of Pennsylvania (Formerly, Director, Sharer Petree Brotz & Snyder (accounting firm) 1994-2015)
William S. McNish Chief Compliance Officer Age: 52	3 years	Director, Alaric Compliance Services, LLC (compliance consulting company)

1.	The address of all Directors is 400 Market Street, Suite 425, Philadelphia, PA 19106.

2.

Charles E. Mather III is classified as an interested director because he is an executive officer of the Company. Charles E. Mather IV is classified as an interested director because of his family relationship with Charles E. Mather III.

Name and Position	Dollar Range of Shares Beneficially Owned[1,2]
Interested Directors
Charles E. Mather III Director and President	Over $100,000
Charles E. Mather IV Director	$50,001 to $100,000
Non-Interested Directors
Jonathan D. Scott Director	None
Henry F. Reichner Director	$1 to $10,000
Brendan H. O'Malley Director	$10,001 to $50,000

1.

For purposes of this Proxy Statement beneficial ownership of shares is defined in accordance with the rules of the Securities and Exchange Commission and means generally the power to vote or dispose of the shares, regardless of any economic interest therein.

2.	As of December 31, 2016.

During 2016, all incumbent directors attended more than 75 percent of the eleven meetings of the Board, and all Directors attended last year’s annual meeting. The Company does not have a policy with respect to the Directors’ attendance at meetings, but as a matter of practice all of the Directors attend the Company’s Board meetings (in person or by telephone) to the extent possible.

The Board has one standing committee: an Audit Committee. The Audit Committee is composed of Messrs. Scott, O’Malley and Reichner, each a non-interested director of the Company. This Committee is responsible principally for recommending the Company’s independent registered public accounting firm, reviewing the adequacy of the Company’s internal accounting controls and reviewing auditing fees. This Committee also is responsible for nominating each year the officers and directors of the Company. This Committee’s charter has been included as Appendix A to this proxy statement. During the fiscal year ended December 31, 2016, the Audit Committee met twice. All members of the committee attended each meeting.

The following table sets forth the number of shares of Common Stock of the Company beneficially owned by all present directors and executive officers of the Company as a group, as of March 3, 2017.

Title of Class	Shares Beneficially Owned	Percent of Class
Common	167	0.42%

Board Responsibilities. The management and affairs of the Company are overseen by the Directors. The Board has approved contracts under which certain companies provide essential management services to the Company. The Board of Directors of the Company oversees the investment of its assets in order to preserve and grow capital and produce income for the stockholders. The Company has engaged Cooke & Bieler, L.P. (“C&B”) to act as a non-discretionary investment adviser with respect to certain of the Company’s equity holdings. In this regard, C&B provides recommendations to the Board with regard to purchase and sale transactions involving these holdings. However, C&B is not authorized to take any action with respect to these holdings except upon the Board’s instructions and authorization. The Company has engaged the services of Schroder Investment Management North America Inc. (together with C&B, the

"Advisers") to provide the day-to-day investment management of most of the Company’s assets devoted to fixed-income investments. The Company has engaged the services of US Bank for the daily safekeeping of securities and cash held or sold by the Company. The Company has engaged the services of Deloitte & Touche LLP to act as the Company’s independent registered public accounting firm.

The day-to-day business of the Company, including the management of risk, is performed by third party service providers, such as the Advisers. The Directors are responsible for overseeing the Company’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management is the process of identifying and addressing risks, i.e., events or circumstances that could have material adverse effects on the business, operations, investment performance or reputation of the Company. The Company and its service providers employ a variety of processes, procedures and controls to identify various possible risk-related events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. The Board has emphasized to the Company’s service providers the importance of maintaining vigorous risk management.

The Company’s service providers periodically present the Board with information concerning their compliance with the investment objectives, strategies and limitations of the Company. Additionally, C&B and Schroders each provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Company’s Chief Compliance Officer, as well as personnel of the Advisers and other service providers such as the Company’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Company may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Company by the Advisers and receives information about those services at its regular meetings. In addition, in connection with its consideration of whether to annually renew the Advisory Agreements between the Company and each of the Advisers, the Board annually reviews each Adviser’s services. Among other things, the Board regularly considers the Advisers’ adherence to the Company’s investment restrictions and compliance with various Company policies and procedures and with applicable securities regulations.

The Company’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and the Company’s risk assessments. At least annually, the Company’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Company’s policies and procedures and those of its service providers, including the Advisers. The report addresses the operation of the policies and procedures of the Company and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Company’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Company’s financial statements, focusing on major areas of risk encountered by the Company and noting any significant deficiencies or material weaknesses in the Company’s internal controls. Additionally, in connection with its oversight function, the Board oversees Company management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Company in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Company’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of the Company’s financial statements.

From their review of these reports and discussions with the Advisers, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn about the material risks of the Company, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Company can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Company’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of the relevant information. Most of the Company’s investment management and business affairs are carried out by or through the Advisers and the Company’s other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are five members of the Board of Directors, three of whom are not interested persons of the Company, as that term is defined in the 1940 Act (“independent Directors”). Charles E. Mather, III, an interested person of the Company, serves as President of the Company and is Chairman of the Board. Charles E. Mather IV, an interested person of the Company, serves as a Director. Messrs. Mather III is classified as an interested person of the Company because he is an executive officer of the Company. Mr. Mather IV is classified as an interested director because of his family relationship with Charles E. Mather III. Messrs. Scott, Reichner and O'Malley serve as independent directors. The Company does not have a single lead independent Director.

The Company has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Company. The Company made this determination in consideration of, among other things, the fact that the independent Directors constitute a majority (60%) of the Board, that the Audit Committee of the Board is comprised entirely of independent Directors, that the Company does not sell its shares, and the amount of assets under management in the Company. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Directors from Company management.

Individual Director Qualifications. The Company has concluded that each of the Directors should serve on the Board because of their ability to review and understand information about the Company provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Company, and to exercise their business judgment in a manner that serves the best interests of the Company’s shareholders. The Company has concluded that each of the Directors should serve as a Director based on their own experience, qualifications, attributes and skills as described below.

The Company has concluded that Mr. Mather III should serve as Director because of the experience he gained as the President and Chief Executive Officer of an insurance brokerage and consulting firm and in his prior role as a director of another registered investment company consisting of 29 portfolios, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a director of the Company since 1981.

The Company has concluded that Mr. Scott should serve as Director because of the experience he gained as a partner at an investment consulting firm and as a senior vice president at a major banking institution, his experience in and knowledge of the financial services and banking industries, and the experience he has gained serving as a director of the Company since 1990.

The Company has concluded that Mr. Reichner should serve as Director because of the experience he gained as an attorney for a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as a director on other boards.

The Company has concluded that Mr. O’Malley should serve as Director because of his experience as the Chief Information Officer and a senior operating executive of multiple companies, including an insurance firm and two public companies, and his experience in and knowledge of the financial services industry.

The Company has concluded that Mr. Mather IV should serve as Director because of the experience he gained serving as a senior officer in the equity capital markets units of two large financial services firms, his prior experience in and knowledge of the financial services industry, and the experience he has gained serving as a director on the boards of private and publicly traded companies.

In its periodic assessment of its effectiveness, the Board considers the complementary individual skills and experience of the individual Directors primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Company. Moreover, references to the qualifications, attributes and skills of Directors are pursuant to requirements of the Securities and Exchange Commission. This does not constitute holding out of the Board or any Director as having any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Compensation. The Company pays each Director who is not a salaried officer an annual fee and a fee for each meeting of the Board and each meeting of the Executive Committee and Audit Committee actually attended. Aggregate remuneration for all officers and directors as a group (9 persons) during the year was $386,265, including $107,850 paid to directors who were not salaried officers of the Company. The Company rented office space from Mr. Mather III’s employer, Mather Brothers Company, for an annual rent of $22,608. The Board, with Mr. Mather III abstaining, approved such rental payments as being in the Company’s best interests.

The aggregate compensation paid by the Company to each of its directors and executive officers who have aggregate compensation in excess of $60,000 for the fiscal year ended December 31, 2016 is set forth in the table below. None of the Company’s directors is a director of any other investment company in a “fund complex” with the Company (that is, an investment company that receives investment advisory services from an investment adviser to the Company or any affiliated person of an investment adviser to the Company, and holds itself out to investors as related to the Company). No officer or director is entitled to any benefits upon retirement from the Company, and thus no benefits have been accrued for any of the following persons during the fiscal year:

Name and Position	Aggregate Compensation from the Company
Interested Directors
Charles E. Mather III Director and President	$ 104,000*
Herbert S. Riband, Jr. Director and Secretary (retired as Director and Secretary, February 2017)	$ 13,175
Charles E. Mather IV Director	$ 17,675

Name and Position	Aggregate Compensation from the Company
Non-Interested Directors
Jonathan D. Scott Director	$ 19,475
Brendan H. O'Malley Director	$ 18,575
Peter Bedell Director (retired as Director, February 2017)	$ 19,475
Henry F. Reichner Director	$ 19,475
Executive Officers
Robert A. McLaughlin Treasurer	$118,000

*	Mr. Mather III receives no compensation for serving as director of the Company.

The Directors unanimously recommend that shareholders vote “For” the nominees listed under proposal 1.

CERTAIN STOCKHOLDERS

As of March 3, 2017, the following persons were the only persons who were record owners (or to the knowledge of the company, beneficial owners) of 5% and 25% or more of the shares of the Company. Persons who owned of record or beneficially more than 25% of the Company’s outstanding shares may be deemed to control the Company within the meaning of the 1940 Act. Shareholders controlling the Company could have the ability to vote a majority of the shares of the Company on any matter requiring the approval of shareholders of the Company.

Title of Class	Name and Address of Beneficial Owner	No. of Shares	Percent of Class
Common	Trust under Will of George H Earle Jr c/o PNC Bank NA, Trustee 1900 East Ninth Street, Cleveland, OH 44114	27,820	69.92%
Common	Trust under Will of Gustavus W Cook c/o PNC Bank NA, Co-Trustee 1900 East Ninth Street, Cleveland, OH 44114	2,105	5.29%

THE COMPANY’S AUDITORS

The firm of Deloitte & Touche, LLP has been the Company’s auditors for a number of years. At its regular meeting on March 15, 2017, the Board of Directors of the Company, including a majority of those directors who are not interested persons of the Company, once again selected this firm of independent, certified public accountants as auditors of the Company with respect to its operations for the fiscal year ending December 31, 2017.

Representatives of Deloitte & Touche, LLP will be present at the Meeting to have the opportunity to make a statement if they so desire, and to be available to respond to appropriate questions.

Audit Fees. The following are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements:

2016: $60,000	2015: $64,700

Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Company’s financial statements and are not reported under Audit Fees above.

Tax Fees. The following are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning:

2016: $16,500	2015: $15,250

Nature of these services: Preparation of tax returns and tax compliance fees.

All Other Fees.

2016: $0	2015: $0

Non-Audit Fees. The following are the aggregate non-audit fees billed in each of the last two fiscal years by the Company’s principal accountant for services rendered to the Company, to the Company’s investment advisers, and to any entity controlling, controlled by, or under common control with the Company’s investment advisers that provides ongoing services to the Company.

2016: $0	2015: $0

Audit Committee Pre-Approval Policies and Procedures. As of the date of this Proxy Statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all services provided by Deloitte and Touche, LLP must be directly pre-approved by the Audit Committee.

Board Consideration of Non-Audit Services. During the past fiscal year, there were no non-audit services provided by the Company’s principal accountant to either the Company’s investment advisers or to any entity controlling, controlled by, or under common control with the Company’s investment advisers that provides ongoing services to the Company.

THE COMPANY’S INVESTMENT ADVISERS

Cooke & Bieler, LLP, 1700 Market Street, Suite 3222, Philadelphia, Pennsylvania 19103, serves as an investment adviser (without investment discretion) to the Company.

Schroder Investment Management North America Inc., 875 Third Avenue, 22nd Floor, New York, NY 10022, serves as the investment adviser to the portion of the Company’s assets devoted to fixed-income securities and investments.

OTHER MATTERS

Company management knows of no other matters which are likely to be brought before the Meeting. However, if any other matters not now known properly come before the Meeting (including the filling of any unexpected vacancies in the Board), the persons named in the enclosed Proxy, or their substitutes, will vote said Proxy in accordance with their judgment on such matters.

EXPENSES

The cost of preparing and mailing this Proxy Statement and the accompanying Notice of Annual Meeting and Proxy, and any additional material relating to the Meeting, and the cost of soliciting Proxies (estimated to be $8,750.00), will be borne by the Company.

By Order of the Board of Directors

DORANNE H. CASE Assistant Secretary/Treasurer

Dated: March 17, 2017

It is important that Proxies be returned promptly. Stockholders who do not expect to attend the Meeting are urged to date, fill in, sign and mail the enclosed form of Proxy in the enclosed stamped return envelope.

APPENDIX A

AUDIT COMMITTEE CHARTER

Pursuant to Section 1731 of the Pennsylvania Business Corporation Law, the Board of Directors (the “Directors”) of The Finance Company of Pennsylvania (the “Company”) hereby establishes an Audit Committee (the “Committee”) to oversee the financial reporting process and internal controls of the Company. The Directors have also authorized this Committee to take responsibility for nominating officers and directors of the Company. The Directors further adopt the following as the governing principles of the Committee.

Membership

The Committee shall be composed entirely of Directors who are not “interested persons” of the Company as that term is defined under the Investment Company Act of 1940 (the “1940 Act”). The Committee shall elect from its own members a Chair, who shall preside over each meeting of the Committee.

Principal Responsibilities

●	The principal responsibilities of the Committee shall include:

●	Recommending which firm to engage as the Company’s independent auditor as required by Section 32 of the 1940 Act, and whether to terminate this relationship.

●	Reviewing the independent auditors’ compensation, the proposed scope and terms of its engagement, and the firm’s independence.

●	Serving as a channel of communication between the independent auditor and the Directors.

●

Reviewing the results of each external audit, including any qualifications in the independent auditors’ opinion, any related management letter, management’s responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Company that are material to the Company as a whole, if any, and management’s responses to any such reports.

●

Reviewing the Company’s audited financial statements and considering any significant disputes between the Company’s management and the independent auditor that arose in connection with the preparation of those financial statements. In addition, the Committee should review any unusual circumstances reflected in the Company’s financial statements.

●

Considering, in consultation with the independent auditors and the Company’s senior internal accounting executive, if any, the independent auditors’ report on the adequacy of the Company’s internal financial controls.

●

Reviewing in consultation with the Company’s independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Company’s financial statements.

●	Reviewing the procedures employed by the Company in preparing published financial statements and related management commentaries.

Recommendation of Independent Auditors

In connection with the selection of the Company’s independent auditors, the Committee shall consider the auditors’: (a) basic approach and techniques; (b) knowledge and experience in the industry and other investment companies serviced by the firm; (c) procedures followed to assure the firm’s independence; (d) policy regarding rotation of personnel assigned to the engagement; and (e) other quality control procedures. The Committee shall also consider the nature and quality of other services offered by the firm, the firm’s manner of communicating weaknesses noted in the Company’s internal control system, the basis for determining their fees, and management’s attitude toward the firm.

Internal Controls

The Committee shall periodically review the internal controls of, and other procedures adopted by, the Company, including those procedures (if any) relating to: (i) the valuation of securities and the computation of the Company’s net asset value; (ii) the valuation of securities for which market quotations are not readily available; (iii) the pricing services used by the Company; and (iv) the liquidity of other restricted securities held by the Company.

Nominations of Officers and Directors

The Committee shall have the responsibility for nominating each year the Company’s officers for election by the whole Board and the Company’s directors for election by the shareholders. The Committee shall make a report on its nominations to the whole Board at its January meeting.

Meetings

The Committee shall have at least two meetings a year.

A-1

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Proxy for Annual Meeting of Stockholders, April 19, 2017

The undersigned hereby appoints Charles E. Mather III and Henry F. Reichner or either one of them, acting singly in the absence of the other, with full power of substitution, the Proxy or Proxies of the undersigned to attend the Annual Meeting of Stockholders to be held at the Philadelphia Club, 1301 Walnut Street, Philadelphia, Pennsylvania 19107, on Wednesday, April 19, 2017 at 10:30 A.M., local time, or any adjournments thereof, and, with all powers the undersigned would possess if present, to vote upon the following matters

PROPOSAL I. ELECTION OF TWO DIRECTORS:

[ ]	FOR ALL NOMINEES LISTED BELOW	[ ]	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW	[ ]	FOR ALL NOMINEES LISTED BELOW EXCEPT.

(Instruction: To withhold authority to vote for any individual nominee, mark the box "FOR ALL
 NOMINEES LISTED BELOW EXCEPT" and strike a line through the nominee's name below)

(Instruction: To cumulate votes. write the name of the nominee in the space provided below followed by "Cumulate For" )

NOMINEES: CHARLES E. MATHER III AND HENRY F. REICHNER

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

Said Proxies will vote this Proxy in the manner directed herein by the undersigned stockholder. If no direction is given, the Proxy will be voted in accordance with the recommendation of the Board of Directors. As to any other matter properly coming before the Meeting, said Proxies will vote this Proxy in accordance with their judgment. The undersigned hereby acknowledges receipt of the Notice of said Annual Meeting of Stockholders and the related Proxy Statement.

Shares
Dated:	, 2017

(Signature)

(Signature should be exactly as name or names appear on this Proxy. If stock is held jointly, each holder must sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.)

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY

This Proxy is solicited on behalf of the Board of Directors